UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CALAMOS ETF TRUST CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CALAMOS® ETF TRUST

CALAMOS® ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST

2020 Calamos Court
Naperville, Illinois 60563-2787
1-866-363-9219 (Calamos ETF Trust)
1-800-582-6959 (Calamos Antetokounmpo Sustainable Equities Trust)

July 2, 2025

Dear Shareholder:

You are cordially invited to attend a joint special meeting of shareholders of each of the trusts named above (each, a "Trust"), on behalf of each fund organized as a series of the Trusts (each, a "Fund" and collectively, the "Funds") which will be held on Tuesday, August 19, 2025, at 3:00 p.m., central time, in the Calamos Café on the lower level of the offices of CALAMOS ADVISORS LLC, each Fund's investment adviser, 2020 Calamos Court, Naperville, Illinois.

The meeting has been called by the Board of Trustees of each Trust to elect the trustees of each Trust, as more fully discussed in the proxy statement.

Enclosed with this letter are the formal notice of the meeting, answers to questions you may have about the proposal, and the proxy statement. If you have any questions about the enclosed proxy or need any assistance in voting your shares or need directions to the meeting of shareholders, please call 1-866-363-9219 (Calamos ETF Trust) or 1-800-582-6959 (Calamos Antetokounmpo Sustainable Equities Trust).

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

John P. Calamos, Sr.
Trustee and President

CALAMOS® ETF TRUST

CALAMOS® ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST

Answers to Some Important Questions

Q. What am I being asked to vote "For" on this proxy?

A. You are asked to vote for the election of trustees to the board of each Trust for which you are an eligible shareholder.

Q. How does the board of trustees suggest that I vote?

A. The trustees of each Trust unanimously recommend that you vote "For" the nominees on the enclosed proxy card.

Q. How can I vote?

A. Details about voting can be found in the proxy statement under the heading "More Information about the Meeting — How to Vote."

You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope.

You may vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail. That will ensure that your vote is counted, should your plans change.

CALAMOS® ETF TRUST

CALAMOS® ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST

This information summarizes information that is included
in more detail in the proxy statement. We urge you to read
the proxy statement carefully.

If you have questions, call 1-866-363-9219
(Calamos ETF Trust) or 1-800-582-6959
(Calamos Antetokounmpo Sustainable Equities Trust).

CALAMOS® ETF TRUST

CALAMOS® ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST

2020 Calamos Court
Naperville, Illinois 60563-2787
1-866-363-9219 (Calamos ETF Trust)
1-800-582-6959 (Calamos Antetokounmpo Sustainable Equities Trust)

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
August 19, 2025

A joint special meeting of shareholders of each trust named above (each, a "Trust"), on behalf of each fund organized as a series of the Trusts (each, a "Fund" and collectively, the "Funds") has been called to be held in the Calamos Café on the lower level of the offices of CALAMOS ADVISORS LLC, the Fund's investment adviser, 2020 Calamos Court, Naperville, Illinois, at 3:00 p.m., central time, on Tuesday, August 19, 2025 for the following purpose:

To elect trustees to the board of trustees of each Trust for which you are an eligible shareholder; and to consider and act upon any other matters that may properly come before the meeting and at any adjournment thereof.

The election of a nominee to the Board of Trustees of a Trust requires the affirmative vote of a plurality of the votes cast at the Meeting of the Trust's shareholders.

Shareholders of record as of the close of business on June 20, 2025 are entitled to notice of, and to vote at, the meeting (or any adjournment of the meeting).

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on August 19, 2025: This Notice and the Proxy Statement are available on the Internet at www.Calamos.com/fundproxy

By Order of the Board of Trustees of each Trust,

/s/ Erik D. Ojala
Erik D. Ojala
Secretary

July 2, 2025
Naperville, Illinois

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

CALAMOS® ETF TRUST ("ETF TRUST")

CALAMOS® ANTETOKOUNMPO SUSTAINABLE EQUITIES
TRUST ("CASET")

2020 Calamos Court
Naperville, Illinois 60563-2787
1-866-363-9219 (ETF Trust)
1-800-582-6959 (CASET)

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders
August 19, 2025

This joint proxy statement is being sent to you by the board of trustees of each trust named above (each, a "Trust"), on behalf of each fund organized as a series of the Trusts (each a "Fund" and collectively, the "Funds"). ETF Trust is comprised of 31 series which are listed in Appendix A of this proxy statement. CASET is comprised of a single series, Calamos Antetokounmpo Sustainable Equities Fund. The board of each Trust is asking you to complete and return the enclosed proxy card, permitting your shares of the Fund to be voted at the joint meeting of shareholders called to be held on August 19, 2025. Shareholders of record at the close of business on June 20, 2025 (the "record date") are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This joint proxy statement and enclosed proxy are first being mailed to shareholders on or about July 2, 2025. Each Trust's board has determined that the use of this joint proxy statement for each special meeting is in the best interest of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders.

You should have received your Fund's annual report to shareholders for the fiscal year ended July 31,2024 (for ETF Trust) or December 31, 2024 (for CASET). If you would like another copy of the annual report, please write to or call the Fund at the address or telephone number shown at the top of this page. The report will be sent to you without charge.

CALAMOS ADVISORS LLC, each Fund's investment adviser, is referred to as "Calamos Advisors." Calamos Advisors is a wholly owned subsidiary of CALAMOS INVESTMENTS LLC ("CILLC"). CILLC's assets under management as of December 31, 2024, were $40 billion ($38 billion of which represented Calamos Advisors' assets under manager). CALAMOS ASSET MANAGEMENT, INC. ("CAM") is the sole manager of CILLC. As of December 31, 2024, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by

CALAMOS PARTNERS LLC ("CPL") and John P. Calamos, Sr. CAM was owned by John P. Calamos, Sr. and John S. Koudounis, and CPL was owned by John S. Koudounis and CALAMOS FAMILY PARTNERS, INC. ("CFP"). CFP was beneficially owned by members of the Calamos family, including John P. Calamos, Sr. The Funds and Calamos Advisors may be contacted at the same address noted above.

ELECTION OF TRUSTEES

Six trustees are to be elected to the board of each Trust. The nominees for the board of each Trust are Hugh P. Armstrong, John S. Koudounis, Jeffrey S. Phlegar, Karen L. Stuckey, Christopher M. Toub and Lloyd A. Wennlund. Each nominee, except for Hugh P. Armstrong, John S. Koudounis and Jeffrey S. Phlegar, is currently a trustee of each Trust.

Unless otherwise directed, the persons named on the accompanying proxy card intend to vote at the meeting FOR the election of each nominee as described above. Currently, there are seven trustees, six of whom are non-interested trustees. If each of the nominees are elected at the meeting of the shareholders, there will be ten trustees, eight of whom will be non-interested trustees. In accordance with each Trust's Agreement and Declaration of Trust, each elected nominee will serve as a trustee until the Trust terminates; until such nominee's death, resignation, retirement or removal; or until his or her successor is duly elected. If a nominee is unable to serve because of an event not now anticipated, the persons named as proxyholders may vote for another person designated by the board of trustees.

The following tables set forth the trustees' and nominees' position(s) with each Trust, year of birth, principal occupation during the past five years, other directorships, and the year in which they first became trustees of the respective Trusts.

Nominee for election at the meeting who is an interested person of each Trust:

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
John S. Koudounis (1966)**^	Nominee	71^ (if elected)

President (since February 2021) and Chief Executive Officer, Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors, Calamos Wealth Management LLC, and Calamos Financial Services LLC (since 2016); Chairman and Chief Executive Officer (since 2022), Calamos Antetokounmpo Asset Management LLC; prior thereto, Director, Calamos Asset Management, Inc. (since 2016); prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

*  The address of each of the trustees is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**  If elected, Mr. Koudounis will be a trustee who is an "interested person" of the Trusts as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because he is an officer of each Trust and is an affiliated person of Calamos Advisors and CFS.

^  Mr. Koudounis is the only Nominee of the Trusts who oversees the Calamos Aksia Alternative Credit and Income Fund and the Calamos Aksia Private Equity and Alternatives Fund.

Nominees for election at the meeting who are not interested persons of each Trust:

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Hugh P. Armstrong (1961)	Nominee	69 (if elected)

Partner (1997-2021) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1988-1997); Chair of the Board of Trustees of Escuela De Guadalupe School (since 2024 and Trustee 2014-2017 and since 2021); Trustee and Treasurer of Denver Ballet Guild Endowment Trust (since 2021); Director of the Friends of Queen's University of Belfast, (since 2024); Former Chair of the Board and Trustee of St. Mary's Academy (2004-2012); Former Chair and President of the Learning Source (1999-2004)

Jeffrey S. Phlegar (1966)	Nominee	69 (if elected)

Chairman and CEO of MacKay Shields (2011-2024); EVP and Chief Investment Officer AllianceBernstein (1988-2011); former Senior member of the Management and M&A Committees of New York Life Investment Management, LLC (2018-Q1/2024); Chairman of the Plainview Funds (Irish QIAF) Board of Directors (2013-Q1/2024); Advisory Committee Member – Brewer Lane Ventures Fund I & II (2020-Present)

Karen L. Stuckey (1953)	Trustee (since 2022)	69

Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006); Emeritus Trustee (since 2007) of Lehigh University; formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

Christopher M. Toub (1959)	Trustee (since 2022)	69	Private investor; formerly Director of Equities, Alliance Bernstein LP (until 2012)

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Lloyd A. Wennlund (1957)	Trustee (since 2022)	69

Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

Continuing trustees who are not interested persons of each Trust:

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
John E. Neal (1950)	Trustee (of ETF Trust since 2014; of CASET since 2022); Lead Independent Trustee (of ETF Trust since 2019; of CASET since 2022)	71^

Retired; private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); formerly, Director, Centrust Bank (Northbrook, Illinois community bank) (until 2024); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018)

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Virginia G. Breen (1964)	Trustee (of ETF Trust since 2015; of CASET since 2022)	69

Private investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)***; Director Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (2004-2023); Director, Tech and Energy Transition Corporation (blank check company) (2021-2023)

William R. Rybak (1951)	Trustee (of ETF Trust since 2014; of CASET since 2022)	69

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, Jackson Credit Opportunities Fund (since 2023); Jackson Real Assets Fund (since 2024) (interval fund), JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020), and JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; formerly Trustee, Lewis University (2012-2024); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

^  Mr. Neal is the only Trustee of the Trusts who oversees the Calamos Aksia Alternative Credit and Income Fund and the Calamos Aksia Private Equity and Alternatives Fund.

*  The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**  Overseeing 131 portfolios in fund complex.

***  Overseeing 39 portfolios in fund complex.

****  Overseeing 23 portfolios in fund complex.

*****  Overseeing three portfolios in fund complex.

Continuing trustee who is an interested person of each Trust:

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
John P. Calamos, Sr.** (1940)	Chairman, Trustee and President (of Calamos Investment Trust since 1988, of Calamos Advisors Trust since 1999)	69

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. ("CAM"), Calamos Investments LLC ("CILLC"), Calamos Advisors LLC ("Calamos Advisors") and its predecessor and Calamos Wealth Management LLC ("CWM"); Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC ("CGAM"); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC ("CFS") and its predecessor, CAM, CILLC, Calamos Advisors, and CWM

*  The address of the trustee is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**  Mr. Calamos is a trustee who is an "interested person" of the Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because he is an officer of each Fund and is an affiliated person of Calamos Advisors and CFS.

Officers. John P. Calamos, Sr. is president of each Trust. The earlier table gives more information about Mr. Calamos. The following table sets forth each other officer's name and year of birth, position with each Trust, principal occupation during the past five years, and the date on which he first became an officer of each Trust. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the board of trustees.

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years
Stephen Atkins (1965)	Treasurer (since 2022)

Senior Vice President, Head of Fund Administration (since 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (2019-2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Thomas P. Kiley III (1968)	Vice President (since 2024)

Senior Vice President, Chief Distribution Officer (since 2024), CAM, CILLC, and Calamos Advisors; Principal Executive Officer and Chief Distribution Officer (since 2024), CFS; Vice President (since 2024), CGAM; prior thereto Managing Director, RIA Eastern Divisional Sales Manager, Blackrock Investments, Inc. (2017-2024)

Thomas E. Herman (1961)	Vice President (of ETF Trust since 2016; of CASET since 2022) and Chief Financial Officer (of ETF Trust 2016-2017 and since 2019; of CASET since 2022)

Executive Vice President (since 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer (since 2022), CGAM; prior thereto Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years
Erik D. Ojala (1975)	Vice President and Secretary (since 2023)

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2022-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021-2023); and Chief Compliance Officer of Harbor Funds (2017-2023)

John S. Koudounis (1966)	Vice President (of ETF Trust since 2016; of CASET since 2022)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); Chairman and Chief Executive Officer (since 2022), CGAM; prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Mark J. Mickey (1951)	Chief Compliance Officer (of ETF Trust since 2014; of CASET since 2022)	Chief Compliance Officer, Calamos Funds (since 2005)
Daniel Dufresne (1974)	Vice President (since 2022)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2021); President (since 2022), CGAM; prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020)

*  The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Committees of the Boards of Trustees. Each Trust's board of trustees currently has five standing committees:

Executive Committee. Messrs. Calamos and Neal are members of the executive committee of each board, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. John P. Calamos, Sr. is an interested trustee of each Trust.

Dividend Committee. Mr. Calamos serves as the sole member of the dividend committee of each board. Each dividend committee is authorized, subject to board review, to declare distributions on the respective Trust's shares in accordance with the Trust's distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee.  Messrs. Neal, Rybak (Chair), Toub and Wennlund and Mses. Breen and Stuckey serve on the audit committee of each board. The audit committees operate under a written charter adopted and approved by each board. The audit committees select independent auditors, approve services to be rendered by the auditors, monitor the auditors' performance, review the results of each Trust's audit, determine whether to recommend to the board that the Trust's audited financial statements be included in the Trust's annual report and respond to other matters deemed appropriate by the boards. All members of the audit committee are independent trustees of each Trust.

Governance Committee. Messrs. Neal, Rybak, Toub, and Wennlund and Mses. Breen (Chair) and Stuckey serve on the governance committee of each board. The governance committee operates under a written charter adopted and approved by each board. The governance committee oversee the independence and effective functioning of the boards of trustees and endeavors to be informed about good practices for mutual fund boards. The committees also make recommendations to their respective boards regarding compensation of independent trustees.

The governance committees also function as a nominating committee by making recommendations to the boards of trustees regarding candidates for election as non-interested trustees. The governance committees look to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Funds, search firms that are compensated for their services and other third party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committees with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committees consider a number of factors, including a candidate's background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the written charter. Any prospective candidate is interviewed by the Trusts' trustees and officers, and references are checked. The governance committees will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committees for their consideration. Procedures for nominating a candidate are set forth in Appendix B to this proxy statement. A copy of the Governance Committee charter is available on the Trusts' website at https://www.calamos.com/resources/proxy-statement/.

Valuation Committee. Messrs. Neal, Rybak, Toub and Wennlund (Chair) and Mses. Breen and Stuckey serve on the valuation committee of each board. The valuation committees operate under a written charter approved by each board. The valuation committees oversee valuation matters of each Trust delegated to the pricing committee, including the fair valuation determinations and methodologies proposed and utilized by the valuation designee, review the Trusts' valuation procedures and their application by the valuation designee, review pricing errors and procedures for calculation of net asset value of each Fund and respond to other matters deemed appropriate by each board.

In addition to the above committees, each Trust's board of trustees has appointed and oversees a pricing committee comprised of officers of the Trust and employees of Calamos Advisors.

If elected to the board, it is anticipated that Mr. Armstrong and Mr. Phlegar will each serve on each Fund's Audit Committee, Governance Committee and Valuation Committee.

The following table shows the number of meetings the board and standing committees of each Trust held during its most recent fiscal year ended:

	ETF Trust (fiscal year ended 7/31/2024)	CASET (fiscal year ended 12/31/2024)
Board of Trustees	7	4
Executive Committee	0	0
Audit Committee	4	4
Governance Committee	2	3
Dividend Committee	0	0
Valuation Committee	4	4

All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees of each Trust held during each Trust's most recent fiscal year ended July 31, 2024 (ETF Trust) or December 31, 2024 (CASET).

Leadership Structure and Qualifications of the Board of Trustees. Each Trust's board of trustees is responsible for oversight of its respective Funds. Each The Trust has engaged Calamos Advisors to manage its respective Fund(s) on a day-to-day basis. Each board of trustees oversees Calamos Advisors and certain other principal service providers in the operations of their respective Funds. Each board of trustees is currently composed of seven members, six of whom are non-interested trustees. If the nominees are elected at the special meeting of shareholders, each board of trustees will be composed of ten members, eight of whom will be non-interested trustees. Each board of trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, each board of trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, each board of trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time-to-time, to assist each board of trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to each Trust.

The chairman of each board of trustees is an "interested person" of each Trust (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Trusts. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among each Trust's non-interested trustees. The trustees believe that each board of trustees' leadership structure is appropriate given the characteristics and circumstances of each Trust, including but not limited to, the asset size of the funds, comprising each Trust overseen by each board, the nature and number of funds overseen by each board, the total number of trustees, the range of experience represented on each board and each board's responsibilities. The trustees also believe that this structure facilitates the exercise of each board of trustees' independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

Each board of trustees, including the independent trustees, has unanimously concluded that, based on each trustee's and each nominee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees and nominees, each continuing trustee should serve, and each nominee should be nominated to serve, as a member of each Board. In making this determination, the board of trustees has taken into account the actual service of the current trustees during their tenure in concluding that each should continue to serve or be nominated to serve. The board of trustees also has considered each trustee's and each nominee's background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee and nominee that led each board of trustees to conclude that he or she should serve as a trustee.

Each of Mses. Breen and Stuckey and Messrs. Calamos, Neal, Rybak, Toub and Wennlund has served for multiple years as a trustee of each Trust. In addition, each of Mses. Breen and Stuckey and Messrs. Armstrong, Calamos, Koudounis, Neal, Phlegar, Rybak, Toub and Wennlund has more than 25 years of experience in the financial services industry. Each of Mses. Breen and Stuckey and Messrs. Calamos, Koudounis, Neal, Phlegar, Rybak, Toub, and Wennlund has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Neal, Phlegar, Rybak, Toub, and Wennlund has earned a Masters of Business Administration degree.

Risk Oversight. The operation of a registered investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Trusts, each the board of trustees oversees risk through various regular board and committee activities. Each board of trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, each Trust's Compliance Officer, each Trust's independent registered public accounting firm, independent outside legal counsel, and internal auditors of Calamos Advisors or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of Calamos Advisors and certain service providers. The actual day-to-day risk management with respect to the Funds resides with Calamos Advisors and other service providers to the Funds. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the board of trustees or Calamos Advisors, its affiliates or other service providers.

Trustee and Officer Compensation. Each Trust does not compensate any of the trustees who are affiliated persons of Calamos Advisors.

The compensation paid to the non-interested trustees of each Trust in the Fund Complex for their services as such consists of an annual retainer fee in the amount of $210,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee also receives a meeting attendance fee of $7,000 for any special board meeting attended in person, and $3,500 for any special board meeting attended by telephone. If Messrs. Armstrong and Phlegar are elected to the boards of trustees of the Trusts, they will receive the same compensation as the other non-interested trustees.

The following table sets forth information with respect to the compensation paid by ETF Trust and the Fund Complex during the periods indicated to each of the trustees officers then serving. Mr. Mickey is the only Trust officer who receives compensation from ETF Trust.

Name	ETF Trust[1]	Pension or Retirement Benefits Accrued as Part of ETF Trust Expenses	Estimated Annual Benefits Upon Retirement	Fund Complex[2] 8/1/23–7/31/24
John P. Calamos, Sr.	$0	$0	$0	$0
Virginia Breen	$25,614	$0	$0	$207,500
John E. Neal[3]	$29,107	$0	$0	$297,500[4]
William R. Rybak	$26,778	$0	$0	$217,500
Karen Stuckey	$24,449	$0	$0	$197,500
Christopher Toub	$24,449	$0	$0	$197,500
Lloyd A. Wennlund	$25,614	$0	$0	$207,500
Mark J. Mickey	$21,826	$0	$0	$189,742

1  Estimated compensation to be paid to the Independent Trustees for the ETF Trust's fiscal year ending July 31, 2025. As certain of the Funds were not in operation as of July 31, 2024, estimated compensation figures are provided.

2  As of July 31, 2024, the Fund Complex consisted of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust and Calamos Aksia Alternative Credit and Income Fund. It should be noted that no compensation is reflected for each Fund that did not launch before July 31, 2024.

3  Includes fees deferred during the relevant period pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of a Funds as selected by the trustee. As of July 31, 2024, the value of the deferred compensation account of Mr. Neal was $3,037,838.

4  Includes compensation received from the Calamos Aksia Alternative Credit and Income Fund in the amount of $60,000. Such compensation is subject to a different compensation schedule and allocation.

The following table sets forth information with respect to the compensation paid by CASET and the Fund Complex during the fiscal year ended December 31, 2024 to each of the trustees and officers then serving. Mr. Mickey is the only Trust officer who receives compensation from CASET.

Name	CASET	Pension or Retirement Benefits Accrued as Part of CASET Expenses	Estimated Annual Benefits Upon Retirement	Fund Complex[5]
John P. Calamos, Sr.	$0	$0	$0	$0
Virginia Breen	$1,464	$0	$0	$237,500
John E. Neal[6]	$1,664	$0	$0	$327,500[7]
William R. Rybak	$1,531	$0	$0	$247,500
Karen Stuckey	$1,398	$0	$0	$227,500
Christopher Toub	$1,398	$0	$0	$227,500
Lloyd A. Wennlund	$1,464	$0	$0	$237,500
Mark J. Mickey	$1,312	$0	$0	$189,742

5  The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust and Calamos Aksia Alternative Credit and Income Fund.

6  Includes fees deferred during the relevant period pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one ore more of the Funds as selected by the trustee. As of December 31, 2024, the values of the deferred compensation accounts for Mr. Neal was $3,270,655.

7  Includes compensation received from the Calamos Aksia Alternative Credit and Income Fund in the amount of $60,000. Such compensation is subject to a different compensation schedule and allocation.

Each trust in the Fund Complex has adopted a deferred compensation plan for non-interested trustees (the "Plan"). Under the Plan, a trustee who is not an "interested person" of Calamos Advisors and has elected to participate in the Plan ("participating trustees") may defer receipt of all or a portion of his compensation from each trust in the Fund Complex in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating trustee is credited to the trustee's deferred compensation account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee's deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in Class I shares of one or more of the funds of Calamos Investment Trust as designated by the trustee.

Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.

Certain Relationships and Related Transactions. Each Trust has entered into an investment management agreement with Calamos Advisors. According to the terms of that agreement, Calamos Advisors provides portfolio management services to the Fund in consideration for fees based on each Fund's daily average net assets.

Required Vote. The election of a nominee to the board of trustees of a Trust requires the affirmative vote of a plurality of the votes cast at the meeting of that Trust's shareholders. Under a plurality vote, the candidate who receives the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because each nominee is running unopposed, each nominee is expected to be elected as a trustee, as each nominee who receives votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.

Beneficial Ownership.  At March 31, 2025, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended ("Exchange Act")) shares of the Funds and of all Funds in the Fund Complex having values within the indicated dollar ranges. Mr. Armstrong and Mr. Phlegar, who are not currently trustees of the Trusts, did not beneficially own shares of any Fund as of March 31, 2025.

Trustee	Calamos Antetokounmpo Global Sustainable Equities ETF	Calamos Convertible Equity Alternative ETF	Calamos CEF Income & Arbitrage ETF	Calamos Nasdaq Equity & Income ETF	Calamos S&P 500 Structured Alt Protection ETF – May
John P. Calamos, Sr. [8]	Over $100,000	Over $100,000	$50,001- $100,000	$50,001- $100,000	$1-10,000
Virginia G. Breen	None	None	None	None	None
John E. Neal	None	None	None	None	None
William R. Rybak	None	None	None	None	None
Karen L. Stuckey	None	None	None	None	None
Christopher M. Toub	None	None	None	None	None
Lloyd A. Wennlund	None	None	None	None	None
John S. Koudounis[9]	Over $100,000	None	None	None	None

Trustee	Calamos S&P 500 Structured Alt Protection ETF – July	Calamos S&P 500 Structured Alt Protection ETF – August	Calamos S&P 500 Structured Alt Protection ETF – September	Calamos Nasdaq-100 Structured Alt Protection ETF – June	Calamos Nasdaq-100 Structured Alt Protection ETF – September
John P. Calamos, Sr.[8]	$1-10,000	$1-10,000	$1-10,000	$1-10,000	$1-10,000
Virginia G. Breen	None	None	None	None	None
John E. Neal	None	None	None	None	None
William R. Rybak	None	None	None	None	None
Karen L. Stuckey	$50,001- $100,000	None	None	None	None
Christopher M. Toub	None	None	None	None	None
Lloyd A. Wennlund	None	None	None	None	None
John S. Koudounis[9]	None	None	None	None	None
Trustee	Calamos Nasdaq-100 Structured Alt Protection ETF – December	Calamos Nasdaq-100 Structured Alt Protection ETF – March	Calamos Russell 2000 Structured Alt Protection ETF – July	Calamos Russell 2000 Structured Alt Protection ETF – October	Calamos Russell 2000 Structured Alt Protection ETF – January
John P. Calamos, Sr.[8]	$1-10,000	$1-10,000	$1-10,000	$1-10,000	$1-10,000
Virginia G. Breen	None	None	None	None	None
John E. Neal	None	None	None	None	None
William R. Rybak	None	None	None	None	None
Karen L. Stuckey	None	None	None	None	None
Christopher M. Toub	None	None	None	None	None
Lloyd A. Wennlund	None	None	None	None	None
John S. Koudounis[9]	None	None	None	None	None
Trustee	Calamos Russell 2000 Structured Alt Protection ETF – April[10]	Calamos S&P 500 Structured Alt Protection ETF – October	Calamos S&P 500 Structured Alt Protection ETF – November	Calamos S&P 500 Structured Alt Protection ETF – December	Calamos S&P 500 Structured Alt Protection ETF – January
John P. Calamos, Sr.[8]	None	$1-10,000	$1-10,000	$1-10,000	$1-10,000
Virginia G. Breen	None	None	None	None	None
John E. Neal	None	None	None	None	None
William R. Rybak	None	None	None	None	None
Karen L. Stuckey	None	None	None	None	None
Christopher M. Toub	None	None	None	None	None
Lloyd A. Wennlund	None	None	None	None	None
John S. Koudounis[9]	None	None	None	None	None

Trustee	Calamos S&P 500 Structured Alt Protection ETF – February	Calamos S&P 500 Structured Alt Protection ETF – March	Calamos S&P 500 Structured Alt Protection ETF – April[10]	Calamos S&P 500 Structured Alt Protection ETF – June[10]	Calamos Laddered S&P 500 Structured Alt Protection ETF
John P. Calamos, Sr.[8]	$1-10,000	$1-10,000	None	None	Over $100,000
Virginia G. Breen	None	None	None	None	None
John E. Neal	None	None	None	None	None
William R. Rybak	None	None	None	None	None
Karen L. Stuckey	None	None	None	None	None
Christopher M. Toub	None	None	None	None	None
Lloyd A. Wennlund	None	None	None	None	None
John S. Koudounis[9]	None	None	None	None	None
Trustee	Calamos Bitcoin Structured Alt Protection ETF – January	Calamos Bitcoin Structured Alt Protection ETF – April[10]	Calamos Bitcoin 90 Series Structured Alt Protection ETF – January	Calamos Bitcoin 90 Series Structured Alt Protection ETF – April[10]	Calamos Bitcoin 80 Series Structured Alt Protection ETF – January
John P. Calamos, Sr.[8]	Over $100,000	None	$1-10,000	None	$1-10,000
Virginia G. Breen	None	None	None	None	None
John E. Neal	None	None	None	None	None
William R. Rybak	None	None	None	None	None
Karen L. Stuckey	$1-$10,000	None	None	None	None
Christopher M. Toub	None	None	None	None	None
Lloyd A. Wennlund	None	None	None	None	None
John S. Koudounis[9]	$50,001- $100,000	None	$50,001- $100,000	None	$50,001- $100,000

Trustee	Calamos Bitcoin 80 Series Structured Alt Protection ETF – April[10]	Calamos Antetokounmpo Sustainable Equities Fund	Aggregate Dollar Range of Shares of All Funds in the Fund Complex
John P. Calamos, Sr.[8]	None	Over $100,000	Over $100,000
Virginia G. Breen	None	None	Over $100,000
John E. Neal	None	None	Over $100,000
William R. Rybak	None	None	Over $100,000
Karen L. Stuckey	None	None	Over $100,000
Christopher M. Toub	None	None	Over $100,000
Lloyd A. Wennlund	None	None	Over $100,000
John S. Koudounis[9]	None	None	Over $100,000

8  Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

9  Trustee nominee.

10  Fund launched after March 31, 2025.

At March 31, 2025, each trustee, and the trustees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of the Funds (and percentage of outstanding shares) as follows:

Fund	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Shares Held
Calamos Antetokounmpo Global Sustainable Equities ETF	Trustee and Officers as Group	139,078.426	30.63%
	John P. Calamos, Sr.	122,463.426	26.97%
	John S. Koudounis	10,130.000	2.23%
Calamos Convertible Equity Alternative ETF	Trustee and Officers as Group	9,220.406	1.08%
Calamos CEF Income & Arbitrage ETF			*
Calamos Nasdaq Equity & Income ETF	Trustee and Officers as Group	3,964.175	1.59%
	John P. Calamos, Sr	2,734.175	1.09%
Calamos S&P 500 Structured Alt Protection ETF – May			*
Calamos S&P 500 Structured Alt Protection ETF – July			*
Calamos S&P 500 Structured Alt Protection ETF – August			*
Calamos S&P 500 Structured Alt Protection ETF – September			*
Calamos Nasdaq-100 Structured Alt Protection ETF – June			*
Calamos Nasdaq-100 Structured Alt Protection ETF – September			*

Fund	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Shares Held
Calamos Nasdaq-100 Structured Alt Protection ETF – December			*
Calamos Nasdaq-100 Structured Alt Protection ETF – March*			*
Calamos Russell 2000 Structured Alt Protection ETF – July			*
Calamos Russell 2000 Structured Alt Protection ETF – October			*
Calamos Russell 2000 Structured Alt Protection ETF – January			*
Calamos Russell 2000 Structured Alt Protection ETF – April			*
Calamos S&P 500 Structured Alt Protection ETF – October			*
Calamos S&P 500 Structured Alt Protection ETF – November			*
Calamos S&P 500 Structured Alt Protection ETF – December			*
Calamos S&P 500 Structured Alt Protection ETF – January			*
Calamos S&P 500 Structured Alt Protection ETF – February			*
Calamos S&P 500 Structured Alt Protection ETF – March			*

Fund	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Shares Held
Calamos S&P 500 Structured Alt Protection ETF – April			*
Calamos S&P 500 Structured Alt Protection ETF – June			*
Calamos Laddered S&P 500 Structured Alt Protection ETF	Trustee and Officers as Group	448,561.000	22.15%
	John P. Calamos, Sr	448,261.000	22.14%
Calamos Bitcoin Structured Alt Protection ETF – January	Trustee and Officers as Group	85, 698.000	4.63%
	John P. Calamos, Sr	80,000.000	4.32%
Calamos Bitcoin Structured Alt Protection ETF – April			*
Calamos Bitcoin 90 Series Structured Alt Protection ETF – January	Trustee and Officers as Group	12,200.000	1.28%
Calamos Bitcoin 90 Series Structured Alt Protection ETF – April			*
Calamos Bitcoin 80 Series Structured Alt Protection ETF – January	Trustee and Officers as Group	19,200.000	1.42%
Calamos Bitcoin 80 Series Structured Alt Protection ETF – April			*
Calamos Antetokounmpo Sustainable Equities Fund – Class A	Trustee and Officers as Group	10,042.119	64.48%
	John P. Calamos, Sr	10,042.119	64.48%
Calamos Antetokounmpo Sustainable Equities Fund – Class C	Trustee and Officers as Group	10,000.000	100.00%

Fund	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Shares Held
	John P. Calamos, Sr	10,000.000	100.00%
Calamos Antetokounmpo Sustainable Equities Fund – Class I	Trustee and Officers as Group	225,042.915	72.46%
	John P. Calamos, Sr	225,042.915	72.46%
Calamos Antetokounmpo Sustainable Equities Fund – Class R6	Trustee and Officers as Group	10,085.615	100.00%
	John P. Calamos, Sr	10,085.615	100.00%

*  Indicates less than 1%.

Board Recommendation

Each Trust's board of trustees unanimously recommends that shareholders of each Fund vote "For" the nominees.

OTHER MATTERS

Each Trust's board of trustees knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented for action at the meeting, and the respective Trust did not have notice of the matter at least 45 days prior to the date on which proxy materials were first sent to shareholders, the proxyholders named in the enclosed form of proxy will vote on those matters in their sole discretion.

Holders of shares of each Fund will vote together, as a single class, on any matter that may properly come before the meeting and at any adjournment or postponement thereof. It is not currently expected that any other matter will be raised at the meeting.

MORE INFORMATION ABOUT THE MEETING

Shareholders. At the record date, each Fund had the following number of shares issued and outstanding:

Fund	Outstanding Shares
Calamos Antetokounmpo Global Sustainable Equities ETF	504,000.000
Calamos Convertible Equity Alternative ETF	350,001.000
Calamos CEF Income & Arbitrage ETF	575,001.000
Calamos Nasdaq Equity & Income ETF	450,001.000

Fund	Outstanding Shares
Calamos S&P 500 Structured Alt Protection ETF – May	2,250,001.000
Calamos S&P 500 Structured Alt Protection ETF – July	1,325,001.000
Calamos S&P 500 Structured Alt Protection ETF – August	1,475,001.000
Calamos S&P 500 Structured Alt Protection ETF – September	1,000,001.000
Calamos Nasdaq-100 Structured Alt Protection ETF – June	1,750,001.000
Calamos Nasdaq-100 Structured Alt Protection ETF – September	900,001.000
Calamos Nasdaq-100 Structured Alt Protection ETF – December	625,001.000
Calamos Nasdaq-100 Structured Alt Protection ETF – March	625,000.000
Calamos Russell 2000 Structured Alt Protection ETF – July	1,875,001.000
Calamos Russell 2000 Structured Alt Protection ETF – October	1,125,001.000
Calamos Russell 2000 Structured Alt Protection ETF – January	2,375,000.000
Calamos Russell 2000 Structured Alt Protection ETF – April	300,000.000
Calamos S&P 500 Structured Alt Protection ETF – October	675,001.000
Calamos S&P 500 Structured Alt Protection ETF – November	775,001.000
Calamos S&P 500 Structured Alt Protection ETF – December	2,200,001.000
Calamos S&P 500 Structured Alt Protection ETF – January	925,000.000
Calamos S&P 500 Structured Alt Protection ETF – February	1,075,000.000
Calamos S&P 500 Structured Alt Protection ETF – March	950,000.000
Calamos S&P 500 Structured Alt Protection ETF – April	600,000.000
Calamos S&P 500 Structured Alt Protection ETF – June	950,000.000
Calamos Laddered S&P 500 Structured Alt Protection ETF	3,075,001.000

Fund	Outstanding Shares
Calamos Bitcoin Structured Alt Protection ETF – January	1,700,000.000
Calamos Bitcoin Structured Alt Protection ETF – April	200,000.000
Calamos Bitcoin 90 Series Structured Alt Protection ETF – January	1,050,000.000
Calamos Bitcoin 90 Series Structured Alt Protection ETF – April	200,000.000
Calamos Bitcoin 80 Series Structured Alt Protection ETF – January	1,700,000.000
Calamos Bitcoin 80 Series Structured Alt Protection ETF – April	100,000.000

Fund	Class	Outstanding Shares
Calamos Antetokounmpo Sustainable Equities Fund	A	12,763.290
Calamos Antetokounmpo Sustainable Equities Fund	C	10,000.000
Calamos Antetokounmpo Sustainable Equities Fund	I	310,557.349
Calamos Antetokounmpo Sustainable Equities Fund	R6	10,085.615

At the record date, the following persons owned of record or beneficially more than 5% of the outstanding securities of each of the following Funds:

Fund	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Russell 2000 Structured Alt Protection ETF – October	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	499,627.000	44.41%
Calamos Russell 2000 Structured Alt Protection ETF – October	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	344,079.000	30.58%
Calamos Russell 2000 Structured Alt Protection ETF – October	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	163,448.000	14.53%

Fund	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos S&P 500 Structured Alt Protection ETF – September	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	218,329.000	21.83%
Calamos S&P 500 Structured Alt Protection ETF – September	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	360,908.000	36.09%
Calamos S&P 500 Structured Alt Protection ETF – September	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	64,430.000	6.44%
Calamos S&P 500 Structured Alt Protection ETF – September	STATE STREET BANK & TRUST/STATE STREET TOTALETF 1776 HERITAGE DRIVE NORTH QUINCY, MA 02169	258,426.000	25.84%
Calamos Nasdaq 100 Structured Alt Protection ETF – June	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	938,870.000	53.65%
Calamos Nasdaq 100 Structured Alt Protection ETF – June	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	354,364.000	20.25%
Calamos Nasdaq 100 Structured Alt Protection ETF – June	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	299,747.000	17.13%
Calamos Nasdaq 100 Structured Alt Protection ETF – September	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	359,460.000	39.94%
Calamos Nasdaq 100 Structured Alt Protection ETF – September	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	298,266.000	33.14%

Fund	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Nasdaq 100 Structured Alt Protection ETF – September	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	121,256.000	13.47%
Calamos Nasdaq 100 Structured Alt Protection ETF – December	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	239,401.000	38.30%
Calamos Nasdaq 100 Structured Alt Protection ETF – December	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	193,017.000	30.88%
Calamos Nasdaq 100 Structured Alt Protection ETF – December	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	58,171.000	9.31%
Calamos Nasdaq 100 Structured Alt Protection ETF – December	VANGUARD MARKETING CORPORATION 14321 N. NORTHSIGHT BOULEVARD SCOTTSDALE, AZ 85260	36,321.000	5.81%
Calamos Nasdaq 100 Structured Alt Protection ETF – March	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	200,125.000	32.02%
Calamos Nasdaq 100 Structured Alt Protection ETF – March	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	125,328.000	20.05%
Calamos Nasdaq 100 Structured Alt Protection ETF – March	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	175,575.000	28.09%
Calamos Russell 2000 Structured Alt Protection ETF – July	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	234,450.000	12.50%

Fund	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Russell 2000 Structured Alt Protection ETF – July	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	394,998.000	21.07%
Calamos Russell 2000 Structured Alt Protection ETF – July	THE NORTHERN TRUST COMPANY 801 S CANAL STREET ATTN: CAPITAL STRUCTURES-C1N CHICAGO IL 60607	1,025,000.000	54.67%
Calamos Russell 2000 Structured Alt Protection ETF – July	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	174,482.000	9.31%
Calamos S&P 500 Structured Alt Protection ETF – October	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	153,301.000	22.71%
Calamos S&P 500 Structured Alt Protection ETF – October	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	154,292.000	22.86%
Calamos S&P 500 Structured Alt Protection ETF – October	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	35,091.000	5.20%
Calamos S&P 500 Structured Alt Protection ETF – October	STATE STREET BANK & TRUST/STATE STREET TOTALETF 1776 HERITAGE DRIVE NORTH QUINCY, MA 02169	256,972.000	38.07%
Calamos S&P 500 Structured Alt Protection ETF – November	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	197,887.000	25.53%

Fund	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos S&P 500 Structured Alt Protection ETF – November	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	241,597.000	31.17%
Calamos S&P 500 Structured Alt Protection ETF – November	STATE STREET BANK & TRUST/STATE STREET TOTALETF 1776 HERITAGE DRIVE NORTH QUINCY, MA 02169	258,512.000	33.36%
Calamos S&P 500 Structured Alt Protection ETF – July	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	362,839.000	27.38%
Calamos S&P 500 Structured Alt Protection ETF – July	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	331,477.000	25.02%
Calamos S&P 500 Structured Alt Protection ETF – July	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	238,491.000	18.00%
Calamos S&P 500 Structured Alt Protection ETF – July	STATE STREET BANK & TRUST/STATE STREET TOTALETF 1776 HERITAGE DRIVE NORTH QUINCY, MA 02169	260,131.000	19.63%
Calamos S&P 500 Structured Alt Protection ETF – December	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	776,711.000	35.31%
Calamos S&P 500 Structured Alt Protection ETF – December	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	845,058.000	38.41%
Calamos S&P 500 Structured Alt Protection ETF – December	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	111,339.000	5.06%

Fund	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos S&P 500 Structured Alt Protection ETF – December	STATE STREET BANK & TRUST/STATE STREET TOTALETF 1776 HERITAGE DRIVE NORTH QUINCY, MA 02169	272,580.000	12.39%
Calamos S&P 500 Structured Alt Protection ETF – January	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	229,513.000	24.81%
Calamos S&P 500 Structured Alt Protection ETF – January	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	224,219.000	24.24%
Calamos S&P 500 Structured Alt Protection ETF – January	STATE STREET BANK & TRUST/STATE STREET TOTALETF 1776 HERITAGE DRIVE NORTH QUINCY, MA 02169	278,798.000	30.14%
Calamos S&P 500 Structured Alt Protection ETF – February	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	369,401.000	34.36%
Calamos S&P 500 Structured Alt Protection ETF – February	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	272,529.000	25.35%
Calamos S&P 500 Structured Alt Protection ETF – February	STATE STREET BANK & TRUST/STATE STREET TOTALETF 1776 HERITAGE DRIVE NORTH QUINCY, MA 02169	274,161.000	25.50%
Calamos S&P 500 Structured Alt Protection ETF – March	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	265,563.000	27.95%

Fund	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos S&P 500 Structured Alt Protection ETF – March	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	94,521.000	9.95%
Calamos S&P 500 Structured Alt Protection ETF – March	STATE STREET BANK & TRUST/STATE STREET TOTALETF 1776 HERITAGE DRIVE NORTH QUINCY, MA 02169	276,766.000	29.13%
Calamos S&P 500 Structured Alt Protection ETF – April	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	132,909.000	22.15%
Calamos S&P 500 Structured Alt Protection ETF – April	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	143,404.000	23.90%
Calamos S&P 500 Structured Alt Protection ETF – April	STATE STREET BANK & TRUST/STATE STREET TOTALETF 1776 HERITAGE DRIVE NORTH QUINCY, MA 02169	247,981.000	41.33%
Calamos S&P 500 Structured Alt Protection ETF – June	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	551,023.000	58.00%
Calamos S&P 500 Structured Alt Protection ETF – June	STATE STREET BANK & TRUST/STATE STREET TOTALETF 1776 HERITAGE DRIVE NORTH QUINCY, MA 02169	255,463.000	26.89%
Calamos Laddered S&P 500 Structured Alt Protection ETF	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	1,114,161.000	36.23%

Fund	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Laddered S&P 500 Structured Alt Protection ETF	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	1,654,889.000	53.82%
Calamos Bitcoin 80 Series Structured Alt Protection ETF – January	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	895,396.000	52.67%
Calamos Bitcoin 80 Series Structured Alt Protection ETF – January	MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES ST 6TH FLOOR BALTIMORE, MD 21231	120,959.000	7.12%
Calamos Bitcoin 80 Series Structured Alt Protection ETF – January	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	299,590.000	17.62%
Calamos Bitcoin 90 Series Structured Alt Protection ETF – January	ALTRUIST FINANCIAL LLC 3030 S LA CIENEGA BLVD CULVER CITY, CA 90232	88,726.000	8.45%
Calamos Bitcoin 90 Series Structured Alt Protection ETF – January	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	396,757.000	37.79%
Calamos Bitcoin 90 Series Structured Alt Protection ETF – January	GOLDMAN SACHS & CO. LLC 30 HUDSON STREET PROXY DEPARTMENT JERSEY CITY, NJ 07302	83,440.000	7.95%

Fund	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Bitcoin 90 Series Structured Alt Protection ETF – January	MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES ST 6TH FLOOR BALTIMORE, MD 21231	78,868.000	7.51%
Calamos Bitcoin 90 Series Structured Alt Protection ETF – January	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	235,180.000	22.40%
Calamos S&P 500 Structured Alt Protection ETF – August	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	348,910.000	23.65%
Calamos S&P 500 Structured Alt Protection ETF – August	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	443,032.000	30.04%
Calamos S&P 500 Structured Alt Protection ETF – August	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	160,380.000	10.87%
Calamos S&P 500 Structured Alt Protection ETF – August	STATE STREET BANK & TRUST/STATE STREET TOTALETF 1776 HERITAGE DRIVE NORTH QUINCY, MA 02169	260,399.000	17.65%
Calamos Bitcoin Structured Alt Protection ETF – January	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	697,142.000	41.01%
Calamos Bitcoin Structured Alt Protection ETF – January	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	662,583.000	38.98%

Fund	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Bitcoin Structured Alt Protection ETF – January	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	104,884.000	6.17%
Calamos Bitcoin Structured Alt Protection ETF – April	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	88,993.000	44.50%
Calamos Bitcoin Structured Alt Protection ETF – April	GOLDMAN SACHS & CO. LLC 30 HUDSON STREET PROXY DEPARTMENT JERSEY CITY, NJ 07302	43,104.000	21.55%
Calamos Bitcoin Structured Alt Protection ETF – April	INTERACTIVE BROKERS LLC/RETAIL 2 PICKWICK PLAZA, 2ND FLOOR GREENWICH, CT 06830	12,900.000	6.45%
Calamos Bitcoin Structured Alt Protection ETF – April	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	24,905.000	12.45%
Calamos Bitcoin Structured Alt Protection ETF – April	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	11,779.000	5.89%
Calamos Bitcoin 90 Series Structured Alt Protection ETF – April	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	24,757.000	12.38%
Calamos Bitcoin 90 Series Structured Alt Protection ETF – April	GOLDMAN SACHS & CO. LLC 30 HUDSON STREET PROXY DEPARTMENT JERSEY CITY, NJ 07302	75,946.000	37.97%

Fund	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Bitcoin 90 Series Structured Alt Protection ETF – April	INTERACTIVE BROKERS LLC/RETAIL 2 PICKWICK PLAZA, 2ND FLOOR GREENWICH, CT 06830	14,244.000	7.12%
Calamos Bitcoin 90 Series Structured Alt Protection ETF – April	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	37,653.000	18.83%
Calamos Bitcoin 90 Series Structured Alt Protection ETF – April	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET STREET H0006-09B ST. LOUIS, MO 63103	27,615.000	13.81%
Calamos Bitcoin 80 Series Structured Alt Protection ETF – April	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	46,340.000	46.34%
Calamos Bitcoin 80 Series Structured Alt Protection ETF – April	GOLDMAN SACHS & CO. LLC 30 HUDSON STREET PROXY DEPARTMENT JERSEY CITY, NJ 07302	10,090.000	10.09%
Calamos Bitcoin 80 Series Structured Alt Protection ETF – April	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	21,467.000	21.47%
Calamos S&P 500 Structured Alt Protection ETF – May	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	933,137.000	41.47%

Fund	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos S&P 500 Structured Alt Protection ETF – May	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	752,434.000	33.44%
Calamos S&P 500 Structured Alt Protection ETF – May	STATE STREET BANK & TRUST/STATE STREET TOTALETF 1776 HERITAGE DRIVE NORTH QUINCY, MA 02169	240,754.000	10.70%
Calamos Nasdaq® Equity & Income ETF	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	133,903.000	29.76%
Calamos Nasdaq® Equity & Income ETF	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	56,734.000	12.61%
Calamos Nasdaq® Equity & Income ETF	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	107,356.000	23.86%
Calamos Nasdaq® Equity & Income ETF	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	24,463.000	5.44%
Calamos Nasdaq® Equity & Income ETF	RBC CAPITAL MARKETS, LLC 60 S 6TH ST – P09 MINNEAPOLIS, MN 55402-4400	84,136.000	18.70%
Calamos CEF Income & Arbitrage ETF	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	291,124.000	50.63%

Fund	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos CEF Income & Arbitrage ETF	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	161,125.000	28.02%
Calamos CEF Income & Arbitrage ETF	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	63,824.000	11.10%
Calamos Russell 2000 Structured Alt Protection ETF – January	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	1,634,431.000	68.82%
Calamos Russell 2000 Structured Alt Protection ETF – January	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	394,035.000	16.59%
Calamos Russell 2000 Structured Alt Protection ETF – January	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	171,146.000	7.21%
Calamos Russell 2000 Structured Alt Protection ETF – April	BOFA SECURITIES, INC. 9000 SOUTHSIDE BLVD BLDG 300 JACKSONVILLE, FL 32256	30,409.000	10.14%
Calamos Russell 2000 Structured Alt Protection ETF – April	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	156,324.000	52.11%
Calamos Russell 2000 Structured Alt Protection ETF – April	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	82,249.000	27.42%

Fund	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Russell 2000 Structured Alt Protection ETF – April	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	15,511.000	5.17%
Calamos Antetokounmpo Global Sustainable Equities ETF	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	261,041.000	51.79%
Calamos Antetokounmpo Global Sustainable Equities ETF	J.P. MORGAN SECURITIES LLC/JPMC 383 MADISON AVENUE NEW YORK, NY 10179	47,068.000	9.34%
Calamos Antetokounmpo Global Sustainable Equities ETF	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	174,350.000	34.59%
Calamos Convertible Equity Alternative ETF	BOFA SECURITIES, INC. 9000 SOUTHSIDE BLVD BLDG 300 JACKSONVILLE, FL 32256	21,289.000	6.08%
Calamos Convertible Equity Alternative ETF	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	160,048.000	45.73%
Calamos Convertible Equity Alternative ETF	J.P. MORGAN SECURITIES LLC/JPMC 383 MADISON AVENUE NEW YORK, NY 10179	22,319.000	6.38%
Calamos Convertible Equity Alternative ETF	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	82,753.000	23.64%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Antetokounmpo Sustainable Equities Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10,042.121	78.68%
Calamos Antetokounmpo Sustainable Equities Fund	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,884.035	14.76%
Calamos Antetokounmpo Sustainable Equities Fund	A	ADAM C WEGE & WHITNEY W WEGE JTWROS TOD 2020 CALAMOS COURT NAPERVILLE, IL 60563	702.582	5.50%
Calamos Antetokounmpo Sustainable Equities Fund	C	CALAMOS INVESTMENTS LLC ATTN CORPORATE ACCOUNTING 2020 CALAMOS CT NAPERVILLE IL 60563-2787	10,000.000	100.00%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Antetokounmpo Sustainable Equities Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	228,813.762	73.68%
Calamos Antetokounmpo Sustainable Equities Fund	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	60,290.990	19.41%
Calamos Antetokounmpo Sustainable Equities Fund	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	21,452.597	6.91%
Calamos Antetokounmpo Sustainable Equities Fund	R6	CALAMOS INVESTMENTS LLC ATTN CORPORATE ACCOUNTING 2020 CALAMOS CT NAPERVILLE IL 60563-2787	10,085.615	100.00%

To each Trust's knowledge, no change in control of such Trust has occurred since the beginning of its last fiscal year.

How Proxies Will Be Voted. All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted as indicated on the proxy card or in accordance with the voting instructions received online or by telephone, or in the discretion of the proxyholders on any other matter that may properly come before the meeting.

How to Vote. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope. Alternatively, call the toll-free number on the proxy card or access the internet address on the proxy card.

Expenses. The expenses of preparing, printing and mailing the enclosed proxy cards, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Trusts. The Trusts may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Trusts. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Trusts, Calamos Advisors, the Trusts' transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Trusts to assist in proxy solicitations. Any costs associated with such additional solicitation are not anticipated to be significant.

Householding. The Trusts reduce the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call ETF Trust at 1-866-363-9219 or CASET at 1-800-582-6959 or write to the Trusts at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements, or to request a single copy of shareholder reports and proxy statements if your household is receiving duplicate copies. We will begin sending your household single or multiple copies, as you request, as soon as practicable after receiving your request.

Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of the Trusts at the Trusts' offices located at 2020 Calamos Court, Naperville, Illinois 60563-2787; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date.

Quorum, Voting at the Meeting, and Adjournment. For any matter that may properly come before the meeting of each Trust, one-third of the shares entitled to vote on the matter constitutes a quorum for that matter. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted. If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the chairperson of the meeting may propose one or more adjournments of the meeting to permit further solicitation of proxies. No notice of adjournment of a meeting to another time or place need be given to shareholders of a Trust if such time and place (including that the meeting will be held by remote communication, as applicable) are announced at the meeting at which the adjournment is taken or notice is given to persons present at the meeting. Any adjourned meeting may be held at such time and place (including that the meeting will be held by remote communication, as applicable) as determined by the Board in its sole discretion.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committees of each Trust selected Deloitte & Touche LLP ("D&T") as the independent registered public accounting firm to audit the books and records of that Trust for its fiscal year ended July 31, 2024 (for ETF Trust) or December 31, 2024 (for CASET), as applicable. It is not currently expected that a representative of D&T will be present at the meeting.

AUDIT AND RELATED FEES

Audit Fees. D&T billed each Trust aggregate fees for professional services rendered with respect to the audits of the Trusts' annual financial statements or services that are typically provided by the accountant in connection with statutory and regulatory filings or engagements for the past two fiscal years in the following amounts:

Trust	Fiscal Year Ended July 31, 2024	Fiscal Year Ended July 31, 2023
ETF Trust	$172,000	$39,000
Trust	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
CASET	$31,900	$31,000

Audit Related Fees. D&T billed each Trust aggregate fees for assurance and related services that are reasonably related to the performance of the audit of the Trusts' financial statements and not reported above for the past two fiscal years in the following amounts:

Trust	Fiscal Year Ended July 31, 2024	Fiscal Year Ended July 31, 2023
ETF Trust	$99,960	$0

Trust	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
CASET	$17,160	$12,240

Tax Fees. D&T billed each Trust aggregate fees for professional services for tax compliance, tax advice, tax planning and tax return preparation services for the past two fiscal years in the following amounts:

Trust	Fiscal Year Ended July 31, 2024	Fiscal Year Ended July 31, 2023
ETF Trust	$0	$0
Trust	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
CASET	$0	$0

All Other Fees. During the past two fiscal years, D&T did not bill either of the Trusts for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures. The charter of the audit committee of each Trust provides that the committee shall pre-approve the engagement of each Trust's independent accountant to provide audit and non-audit services to the Trust and non-audit services to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that provides ongoing services to the Trust if the engagement relates directly to the operations or financial reporting of the Trust, including the fees and other compensation to be paid to the independent accountants, with certain exceptions. Under the charter, the committee may delegate pre-approval authority to a member of the committee, who must report any pre-approvals to the committee at its next meeting.

All services provided to each Trust described under the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were pre-approved in accordance with the audit committee charter. There were no services provided to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees that were required to be pre-approved by the audit committees.

Aggregate Non-Audit Fees. D&T billed each Trust aggregate fees for non-audit services for the past two fiscal years in the following amounts:

Trust	Fiscal Year Ended July 31, 2024	Fiscal Year Ended July 31, 2023
ETF Trust	$0	$0
Trust	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
CASET	$0	$0

Each Trust's audit committees approved all such non-audit services.

D&T billed Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors aggregate non-audit fees in the amounts of $0 and $0 for the fiscal years ended July 31, 2024 and July 31, 2023, respectively, for services rendered. D&T billed Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors aggregate non-audit fees in the amounts of $0 and $0 for the fiscal years ended December 31, 2024, and December 31, 2023, respectively, for services rendered.

Each Trust's audit committee has considered whether D&T's provision of services (other than audit services to the Trust) to Calamos Advisors and affiliates of Calamos Advisors that provide services to each Trust is compatible with maintaining D&T's independence in performing audit services.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130, is the custodian for the assets of each Trust. The custodian is responsible for holding all cash and securities of the Funds, directly or through a book entry system, delivering and receiving payment for securities sold by the Funds, receiving and paying for securities purchased by the Funds, collecting income from investments of the Funds and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.

U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent and dividend paying agent for each Fund.

SHAREHOLDER COMMUNICATIONS

Shareholders are able to send communications to the Trusts' governance committee by mail addressed to the Secretary of the Trust at its principal office at 2020 Calamos Court, Naperville, Illinois 60563-2787. The Secretary will forward any communication received for the governance committee directly to the committee. The Trusts do not have a policy with regard to trustee attendance at special meetings.

SHAREHOLDER PROPOSALS

A shareholder proposal for inclusion in the proxy for any future special meeting of a Trust should be submitted in writing pursuant to Rule 14a-8 of the Exchange Act to the Secretary of the Trust at 2020 Calamos Court,

Naperville, Illinois 60563-2787. Any such proposal must be received by us a reasonable time before we print and send proxy materials.

Copies of a Trust's bylaws are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Each Trust will also furnish, without charge, a copy of its bylaws to a shareholder upon request. Such requests should be directed to the Trusts at 2020 Calamos Court, Naperville, Illinois 60563-2787 or by telephone at 1-866-363-9219 (Calamos ETF Trust) or 1-800-582-6959 (Calamos Antetokounmpo Sustainable Equities Trust).

By Order of the Board of
Trustees of each Trust,

/s/ Erik D. Ojala

Erik D. Ojala

Secretary

July 2, 2025

Appendix A

Series of Calamos ETF Trust

Calamos Antetokounmpo Global Sustainable Equities ETF

Calamos Convertible Equity Alternative ETF

Calamos CEF Income & Arbitrage ETF

Calamos Nasdaq Equity & Income ETF

Calamos S&P 500 Structured Alt Protection ETF – May

Calamos S&P 500 Structured Alt Protection ETF – July

Calamos S&P 500 Structured Alt Protection ETF – August

Calamos S&P 500 Structured Alt Protection ETF – September

Calamos Nasdaq-100 Structured Alt Protection ETF – June

Calamos Nasdaq-100 Structured Alt Protection ETF – September

Calamos Nasdaq-100 Structured Alt Protection ETF – December

Calamos Nasdaq-100 Structured Alt Protection ETF – March

Calamos Russell 2000 Structured Alt Protection ETF – July

Calamos Russell 2000 Structured Alt Protection ETF – October

Calamos Russell 2000 Structured Alt Protection ETF – January

Calamos Russell 2000 Structured Alt Protection ETF – April

Calamos S&P 500 Structured Alt Protection ETF – October

Calamos S&P 500 Structured Alt Protection ETF – November

Calamos S&P 500 Structured Alt Protection ETF – December

Calamos S&P 500 Structured Alt Protection ETF – January

Calamos S&P 500 Structured Alt Protection ETF – February

Calamos S&P 500 Structured Alt Protection ETF – March

Calamos S&P 500 Structured Alt Protection ETF – April

Calamos S&P 500 Structured Alt Protection ETF – June

Calamos Laddered S&P 500 Structured Alt Protection ETF

Calamos Bitcoin Structured Alt Protection ETF – January

Calamos Bitcoin Structured Alt Protection ETF – April

Calamos Bitcoin 90 Series Structured Alt Protection ETF – January

Calamos Bitcoin 90 Series Structured Alt Protection ETF – April

Calamos Bitcoin 80 Series Structured Alt Protection ETF – January

Calamos Bitcoin 80 Series Structured Alt Protection ETF – April

A-1

Appendix B

Procedures for Shareholder Nomination of Trustee Candidate

A Trust shareholder who wishes to nominate a candidate to a Trust's board of trustees must submit any such recommendation in writing via regular mail to the attention of the Trust's Secretary, at the address of the Trust's principal executive offices. The shareholder recommendation must include:

•  the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•  a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•  information as to whether the candidate is, has been or may be an "interested person" (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an "interested person," information regarding the candidate that will be sufficient for the governance committee to make such determination;

•  the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

•  a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•  the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and

•  such other information that would be helpful to the governance committee in evaluating the candidate.

The governance committees may require the nominating shareholder to furnish other information they may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder

B-1

fails to provide such additional information in writing within seven days of receipt of written request from the governance committees, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the governance committees are not required to consider such candidate.

Unless otherwise specified by the governance committees' chairman or by legal counsel to the non-interested trustees, the Trusts' Secretary will promptly forward all shareholder recommendations to the governance committees' chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committees for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committees are not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committees may dispose of the shareholder recommendation.

B-2

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]REG LINE1 REG LINE2 REG LINE3 REG LINE4 REG LINE5 SHAREHOLDER’S REGISTRATION PRINTED HERE *BOXES FOR TYPSETTING PURPOSES ONLY* VOTE BY MAIL Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope FUND NAME HERE Trust Name Here PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON AUGUST 19, 2025 This proxy is solicited on behalf of the Board of Trustees of the above-mentioned Fund. I (we) the undersigned holder(s) of the Fund, having received notice of the meeting and the proxy statement, and revoking all prior proxies, hereby appoint John P. Calamos, Sr. and Erik D. Ojala, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Fund scheduled to be held on August 19, 2025, at 3:00 p.m. Central Time at the offices of Calamos Advisors LLC. 2020 Calamos Court, Naperville, Illinois 60563 and any adjournment or postponement thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the Fund which I (we) would possess if personally present. DO YOU HAVE QUESTIONS? If you have any questions about the Special Meeting, the agenda or how to vote your proxy, please call toll-free (800) 758-5880. Representatives are available to assist you Monday through Friday 9:00 a.m. – 10:00 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders Scheduled to Be Held on August 19, 2025. The proxy material for this Meeting is available at: https://vote.proxyonline.com/Calamos/docs VOTE BY PHONE Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative Monday through Friday 9 a.m. to 10 p.m. EST. (800) 758-5880 PROXY CARD VOTE ON THE INTERNET Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day. vote.proxyonline.com SIGN, DATE ands VOTE on the reverse side VOTER PROFILE: Voter ID: 123456789 Security ID: 123456789 Shares Held: 1,234.567 Household ID: 000000 VOTE REGISTERED TO: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 123456789101

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] FUND NAME HERE This proxy is solicited on behalf of the Fund’s Board of Trustees. If you specify a vote for the Proposals, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don’t specify a vote for the Proposals, your shares will be voted “FOR” the Proposals. The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Special Meeting of Shareholders or before any adjournment or postponement thereof. THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS LISTED BELOW. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● 1. ELECTION OF TRUSTEES: FOR ALL WITHHOLD ALL FOR ALL EXCEPT 1. Hugh P. Armstrong 4. Karen L. Stuckey 2. John S. Koudounis 5. Christopher M. Toub ○ ○ ○ 3. Jeffrey S. Phlegar 6. Lloyd A. Wennlund INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “For All Except” box and write the number associated with the nominee(s) in the space provided to the right. THANK YOU FOR VOTING! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, each owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. _____________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _____________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD